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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Thomas E. Prince Chief Financial Officer (949)509-4440

DOWNEY FINANCIAL CORP. ANNOUNCES
THIRTEEN MONTH SELECTED FINANCIAL DATA

          Newport Beach, California – December 16, 2003 – Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended November 30, 2003.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $11.3 billion and 169 branches throughout California and three in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)
At November 2003 – November 2002

	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,
(Dollars in Thousands)	2003	2003	2003	2003	2003	2003	2003	2003	2003	2003	2003	2002	2002

Balance sheet summary
Total assets	$11,344,790	$11,298,511	$11,159,367	$11,573,154	$11,584,072	$11,947,550	$11,536,822	$11,419,191	$11,437,923	$11,585,462	$11,920,812	$11,978,151	$11,860,286
Loans receivable held for investment	9,754,117	9,648,154	9,650,441	9,740,965	9,922,699	10,049,361	9,667,703	9,845,244	10,040,006	10,197,870	10,262,273	10,322,637	10,317,276
Loans held for sale, at lower of cost or fair value	316,517	374,732	335,437	467,857	732,849	721,929	771,876	777,408	633,676	477,196	614,497	652,052	624,962
Mortgage-backed securities available for sale,
at fair value	1,264	1,538	1,590	1,608	1,667	1,736	1,757	1,787	1,875	1,936	2,008	2,253	2,284
Cash and investment securities (a)	953,209	965,156	874,714	1,049,918	565,506	689,269	588,861	508,191	477,451	612,344	744,105	707,655	612,735
Trading securities	-	-	-	-	-	201,781	229,824	-	-	-	-	-	-
Deposits	8,388,866	8,514,067	8,608,068	8,948,050	9,074,889	8,895,452	8,996,356	8,988,854	8,997,558	8,900,813	9,131,221	9,238,350	9,346,898
Federal Home Loan Bank advances and
other borrowings	1,706,917	1,565,622	1,263,328	1,227,034	1,238,568	1,675,971	1,375,977	1,262,850	1,300,850	1,524,550	1,649,050	1,624,084	1,361,323
Capital securities	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000
Non-performing assets as a % of total assets	0.49%	0.50%	0.56%	0.53%	0.54%	0.56%	0.60%	0.64%	0.66%	0.72%	0.71%	0.67%	0.70%
Loan activity for the month ended
Loans for investment portfolio:
Originations and purchases:
Residential one-to-four units	$ 382,889	$ 410,141	$ 357,156	$ 301,473	$ 294,831	$ 790,359	$ 226,406	$ 206,603	$ 213,936	$ 238,381	$ 253,943	$ 344,259	$ 438,285
Residential one-to-four units – subprime	31,879	26,467	19,268	17,386	19,743	17,813	21,536	24,627	16,992	30,867	28,629	34,579	31,665
All other	34,692	51,063	25,913	31,212	45,493	28,887	19,144	30,376	21,340	12,492	17,323	35,037	6,679
Repayments	(336,092)	(466,420)	(497,794)	(533,809)	(494,960)	(458,684)	(440,605)	(453,032)	(420,438)	(346,609)	(360,565)	(397,401)	(347,365)
Loans for sale:
Originations and purchases	263,787	357,749	317,762	477,987	770,674	738,620	702,407	720,127	590,803	450,124	566,220	657,812	614,291
Sales	(322,390)	(316,966)	(465,291)	(740,832)	(731,763)	(785,865)	(717,205)	(575,301)	(432,705)	(587,886)	(603,575)	(632,269)	(745,848)
Mortgage loans serviced for others
Total	$9,241,228	$9,132,863	$9,125,469	$9,010,114	$8,894,054	$8,980,037	$8,745,281	$8,544,614	$8,535,480	$8,568,387	$8,368,485	$8,316,236	$8,116,981
With capitalized mortgage servicing rights: (b)
Amount	9,193,686	9,080,795	9,068,209	8,949,903	8,835,062	8,916,259	8,677,682	8,472,550	8,460,152	8,490,821	8,257,320	8,036,393	7,786,906
Weighted average interest rate	5.81%	5.84%	5.87%	5.93%	6.02%	6.12%	6.20%	6.28%	6.35%	6.40%	6.45%	6.51%	6.58%
Interest rate spread data(c)
Weighted average yield:
Loans and mortgage-backed securities	4.75%	4.85%	4.98%	5.08%	5.18%	5.24%	5.37%	5.45%	5.53%	5.65%	5.77%	5.83%	5.88%
Trading and investment securities (a)	3.14	3.04	2.90	2.52	2.58	2.72	3.12	3.11	3.38	3.63	3.35	3.51	4.28

Interest-earning assets yield	4.63	4.71	4.84	4.87	5.08	5.08	5.24	5.37	5.46	5.56	5.64	5.72	5.82

Weighted average cost:
Deposits	1.57	1.59	1.64	1.64	1.71	1.81	1.85	1.95	2.01	2.06	2.23	2.31	2.34
Federal Home Loan Bank advances and
other borrowings	3.56	3.79	4.43	4.54	4.50	3.68	4.19	4.54	4.50	4.04	3.83	3.88	4.36
Capital securities	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00

Combined funds cost	2.00	2.03	2.09	2.08	2.14	2.20	2.25	2.36	2.42	2.44	2.56	2.63	2.68

Interest rate spread	2.63%	2.68%	2.75%	2.79%	2.94%	2.88%	2.99%	3.01%	3.04%	3.12%	3.08%	3.09%	3.14%

(a)  Includes Federal Home Loan Bank stock, at cost.
(b)  Excludes loans sold or securitized prior to 1996 and loans temporarily sub-serviced without capitalized mortgage servicing rights.
(c)  Reflects month end contractual yields and costs and excludes adjustments for non-accrual loans, net deferred costs to originate loans and amortizations of premiums and discounts.